SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[x] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-12


                           DutchFork Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



(1) Title of each class of securities to which transaction applies:
                              N/A
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(2) Aggregate number of securities to which transactions applies:
                              N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:
                              N/A
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(4) Proposed maximum aggregate value of transaction:
                              N/A
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(5) Total Fee paid:
                              N/A
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(4) Date filed:
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


                   [Letterhead of DutchFork Bancsahres, Inc.]

                                December 16, 2002




Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of DutchFork Bancshares, Inc. We will hold the meeting at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina on Wednesday, February 5, 2003 at 2:00 p.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clifton D. Bodiford, CPA, the Company's independent auditor, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                           Sincerely,




                                           By: /s/ J. Thomas Johnson
                                           --------------------------
                                           J. Thomas Johnson
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                           DUTCHFORK BANCSHARES, INC.
                                1735 Wilson Road
                         Newberry, South Carolina 29108
                                 (803) 321-3200

                    Notice of Annual Meeting of Stockholders

     On Wednesday, February 5, 2003, DutchFork Bancshares, Inc. will hold its annual meeting of stockholders at Newberry Federal Savings Bank's
Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina. The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

     1.   The election of two directors to serve for a term of three years;

     2. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors for the Company for the fiscal year ending September 30, 2003; and

     3.   Such other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Only stockholders of record at the close of business on December 9, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              By: /s/ Robert E. Livingston, III
                                                  -----------------------------
                                                  Robert E. Livingston, III
                                                  Corporate Secretary


Newberry, South Carolina
December 16, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                           DUTCHFORK BANCSHARES, INC.

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                                 PROXY STATEMENT

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     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of DutchFork Bancshares, Inc. ("DutchFork Bancshares" or the "Company") to be used at the annual meeting of stockholders of the Company. DutchFork Bancshares is the holding company for Newberry Federal Savings Bank ("Newberry Federal" or the "Bank"). The annual meeting will be held at the Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina on Wednesday, February 5, 2003 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about December 16, 2002 to stockholders of record.


                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your DutchFork Bancshares common stock only if the records of the Company show that you held your shares as of the close of business on December 9, 2002. As of the close of business on December 9, 2002, a total of 1,229,173 shares of DutchFork Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of DutchFork Bancshares common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of DutchFork Bancshares common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the appointment of Clifton D. Bodiford, CPA will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

     The Board of Directors of DutchFork Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of DutchFork Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of DutchFork Bancshares common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your DutchFork Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated, valid proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your DutchFork Bancshares common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement for further information regarding telephone and Internet voting. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in the Newberry Federal Savings Bank ESOP and 401(k) Plan

     If you participate in the Newberry Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of DutchFork Bancshares common stock through the Newberry Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you will receive a voting instruction form for each plan that reflects all shares you may vote under the particular plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the DutchFork Bancshares Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each plan's trustee is January 29, 2003.


                                 Stock Ownership

     The following table provides information as of December 9, 2002 about the persons known to DutchFork Bancshares to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                              Percent of
                                            Number of        Common Stock
Name and Address                           Shares Owned       Outstanding
-------------------                     ----------------     ---------------

Newberry Federal Savings Bank               124,844(1)            10.2%
Employee Stock Ownership Plan
1735 Wilson Road
Newberry, South Carolina 29108

Jeffrey L. Gendell                          100,300(2)             8.2
Tontine Partners, L.P.
Tontine Financial Partners, L.P.
Tontine Management L.L.C
Tontine Overseas Associates, L.L.C
237 Park Avenue - 9th Floor
New York, New York 10017
_____________________________

(1) As of December 9, 2002, 18,723 shares had been allocated under the ESOP. The trustee of the ESOP is First Bankers Trust Company. See "Voting and Proxy Procedure - Participants in the Newberry Federal Savings Bank ESOP and 401(k) Plan" for a discussion of the ESOP's voting procedures.

(2)  Based on information as of September 30, 2002 provided by Jeffrey L.
     Gendell.

     The following table provides information as of December 9, 2002 about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director nominated by the Board of Directors, by each director and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                             Number of
                                           Shares Owned        Options        Percent of
                                            (Excluding        Exercisable    Common Stock
 Name                                     Options)(1)(2)    Within 60 Days   Outstanding(3)
 ----                                     --------------    --------------   --------------
J. Thomas Johnson                            37,991(4)          7,803            3.7%
Robert E. Livingston, III                    22,539             1,561            2.0
Robert W. Owen                               15,039             1,561            1.3
Steve P. Sligh                               36,818             7,803            3.6
James E. Wiseman, Jr.                        27,807(5)          1,561            2.4
All directors and executive officers        140,194            20,289           12.8
as a group (5 persons)
------------------------------------

(1) Includes unvested shares of restricted stock awards held in trust as part of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power, as follows: Mr. Johnson (12,484 shares), Mr. Livingston (2,496 shares), Mr. Owen (2,496 shares), Mr. Sligh (12,484 shares) and Mr. Wiseman (2,496 shares).

(2) Includes shares held under the Newberry Federal Savings Bank Director Deferred Compensation Plan, with respect to which the beneficial owner has no voting or investment power, as follows: Mr. Johnson (1,918 shares), Mr. Livingston (1,918 shares), Mr. Owen (1,918 shares), Mr. Sligh (1,918 shares) and Mr. Wiseman (1,918 shares).

(3) Based on 1,229,173 shares of Company common stock outstanding and entitled to vote as of December 9, 2002, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(4)  Includes 1,000 shares held by Mr. Johnson's mother.

(5)  Includes 2,768 shares held by Mr. Wiseman's spouse.


                       Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of five members. Three directors are independent and two are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are J. Thomas Johnson and Dr. Robert W. Owen, both of whom are currently directors of DutchFork Bancshares and Newberry Federal.

     The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of both nominees.

     Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of September 30, 2002. The indicated period of service as a director includes the period of service as a director of Newberry Federal.

Board Nominees for Election of Directors

     J. Thomas Johnson, Chairman of the Board for both DutchFork Bancshares and Newberry Federal, joined Newberry Federal in September 1977 and served as President of Newberry Federal from 1984 until January 2000. Mr. Johnson has served as Chief Executive Officer of Newberry Federal since 1984 and has served as Chief Executive Officer and President of DutchFork Bancshares since February 2000. Age 56. Director since 1980.

     Dr. Robert W. Owen, Vice Chairman of the Board, is a retired pharmacist and business owner. Age 76. Director since 1968.

Directors Continuing in Office

     The following director has a term ending in 2004:

     Dr. James E. Wiseman, Jr. is a retired dentist. Age 68. Director since
1993.

     The following directors have terms ending in 2005:

     Dr. Robert E. Livingston, III is a board certified Ophthalmologist. Dr. Livingston has served as Corporate Secretary of DutchFork Bancshares and Newberry Federal since February 2000. Age 61. Director since 1993.

     Steve P. Sligh joined Newberry Federal in July 1977. He served as Executive Vice President from 1989 until succeeding Mr. Johnson as President of Newberry Federal in January 2000. Mr. Sligh has served as Treasurer of Newberry Federal since January 2000 and has served as Executive Vice President, Treasurer and Chief Financial Officer of DutchFork Bancshares since February 2000. Age 52. Director since 1993.

Meetings and Committees of the Board of Directors

     The Company and Newberry Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended September 30, 2002, the Board of Directors of the Company held nine regular meetings and no special meeting and the Board of Directors of Newberry Federal held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

     The Audit Committee, consisting of Robert E. Livingston, III, Robert W. Owen and James E. Wiseman, Jr., receives and reviews all reports prepared by the Company's independent auditors. This committee met twice during the year ended September 30, 2002.

     The Compensation Committee, consisting of J. Thomas Johnson, Robert W. Owen and James E. Wiseman, Jr., is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met once during the year ended September 30, 2002.

     The Nominating Committee, consisting of the full Board of Directors, selects annually the nominees for election as directors. This committee met once to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

Directors' Compensation

     Directors' Fees. Each director of Newberry Federal receives a monthly fee of $2,400. The Newberry Federal Savings Bank Director Deferred Compensation Plan offers directors the option of deferring the board fees into the plan. Distributions to the plan are made in the form of Company stock. No separate fees are paid for service on the Company's Board of Directors.


                             Executive Compensation

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the other executive officer of DutchFork Bankshares and Newberry Federal who received a salary and bonus of $100,000 or more during the year ended September 30, 2002.


                                                                   Long-Term Compensation
                                       Annual Compensation (1)            Awards
                                       -----------------------     ----------------------
                                                                  Restricted     Securities       All Other
                                                                    Stock        Underlying     Compensation
Name and Position                    Year      Salary(2)  Bonus    Awards(3)       Options           (4)
-----------------                    ----      ---------  -----    ---------       -------      -------------

J. Thomas Johnson                    2002     $254,808   $53,914   $    --              --         $55,681
   President and Chief               2001      219,222    79,175   256,524          39,014          47,441
   Executive Officer                 2000      202,723    57,707        --              --          30,973

Steve P. Sligh                       2002     $220,408   $53,914   $    --              --         $48,232
   Executive Vice President,         2001      186,585    79,175   256,524          39,014          45,809
   Chief Financial Officer and       2000      170,000    57,707        --              --          16,304
   Treasurer
-------------------------------

(1) Does not include perquisites and other personal benefits, the aggregate amount of which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2) Salary in 2002 includes board of directors and board committee fees of $27,600 and $27,600 for Mr. Johnson and Mr. Sligh, respectively.

(3) The dollar amounts set forth in the table represent the market value of 15,606 and 15,606 shares awarded to Mr. Johnson and Mr. Sligh, respectively, on the date of grant. The restricted stock awards vest in five equal annual installments commencing on February 20, 2002, the first anniversary of the awards. As of September 30, 2002, the market value of the unvested shares of restricted stock held by Mr. Johnson and Mr. Sligh was $177,822 for each individual. Dividends, if any, are paid on the restricted stock.

(4) All other compensation in 2002 includes matching and discretionary contributions made under Newberry Federal's 401(k) Plan of $9,513 and $9,640, employer contributions credited under the ESOP valued at $28,984 and $28,984 and amounts attributable to the benefit of executive officers pursuant to a split dollar life insurance arrangement of $17,494 and $9,914 for Mr. Johnson and Mr. Sligh, respectively.

Option Value at Fiscal Year End


                                           Number of Securities
                                          Underlying Unexercised          Value of Unexercised
                                               Options/SARs           In-the-Money Options/SARs
                                          at Fiscal Year-End              at Fiscal Year-End(1)
                                     ----------------------------     ---------------------------
  Name                               Exercisable   Unexercisable    Exercisable   Unexercisable
  ----                               -----------   -------------    -----------   -------------
J. Thomas Johnson .........            7,803        31,211          $ 73,426        $ 293,426
Steve P. Sligh ............            7,803        31,211            73,426          293,426
-----------------------------------

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2002 ($25.85 per share) less the option exercise price ($16.44 per share). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

     Effective July 5, 2000, Newberry Federal and DutchFork Bancshares entered into three-year employment agreements with Messrs. Johnson and Sligh.

     Under the employment agreements the current base salaries for Messrs. Johnson and Sligh are $235,400, and $201,000, respectively, which amounts are paid by Newberry Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreements, the term of the agreements may be extended for an additional year at the discretion of the Board. The agreements are terminable by Newberry Federal or DutchFork Bancshares at any time, by Messrs. Johnson and Sligh if either executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Messrs. Johnson or Sligh are terminated from employment without cause or upon either executive's voluntary termination following the occurrence of an event described in the preceding sentence, Newberry Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of DutchFork Bancshares or Newberry Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Johnson or Mr. Sligh is assigned duties inconsistent with the executive's position, duties, responsibilities and status immediately before such change in control.

     The maximum present value of the severance benefits under the employment agreements is 2.99 times Messrs. Johnson's or Sligh's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under Newberry Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

     The employment agreements restrict Messrs. Johnson's and Sligh's right to compete against DutchFork Bancshares and Newberry Federal for a period of one year from the date of termination of each executive's agreement if he voluntarily terminates employment, except in the event of a change in control.

Executive Life Insurance Program

     In 1995, Newberry Federal entered into split dollar life insurance agreements with Messrs. Johnson and Sligh to provide them with additional life insurance protection. In connection with the agreements, Newberry Federal has acquired life insurance which provides a death benefit of $1.1 million for each officer. Each officer pays the share of the annual premium attributable to the cost of the life insurance coverage they receive under the policies in an amount determined under federal tax law rules. Upon the termination of employment of Messrs. Johnson or Sligh, Newberry Federal will receive a refund of premiums paid with respect to the policies, and the officer will have the option of continuing the policies at their expense. Newberry Federal has paid all required premiums with respect to the policies.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that during the fiscal year ended September 30, 2002, its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements.


                          Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. Newberry Federal's policy is not to make any new loans or extensions of credit to Newberry Federal's executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Newberry Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.


                Proposal 2 -- Ratification of Independent Auditor

     The Board of Directors has appointed Clifton D. Bodiford, CPA to be the Company's independent auditor for the 2003 fiscal year, subject to ratification by stockholders. A representative of Clifton D. Bodiford, CPA is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of independent auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ended September 30, 2002 by Clifton D. Bodiford, CPA:


Audit fees.................................................           $53,624
Financial information and systems design and
   implementation fees.....................................           $    --
All other fees*............................................           $46,861

---------------------


     * Includes fees for tax-related services and assistance with securities filings.

     The Audit Committee believes that the provision of non-audit services by Clifton D. Bodiford, CPA is compatible with maintaining Clifton D. Bodiford, CPA's independence.


                          Report of the Audit Committee

     The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of DutchFork Bancshares' independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in DutchFork Bancshares' Annual Report on Form 10-KSB for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.
                                       9

     Members of the Audit Committee:

     Robert E. Livingston, III
     Robert W. Owen
     James E. Wiseman, Jr.


                      Stockholder Proposals and Nominations

     The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than August 18, 2003. If next years annual meeting is held on a date more than 30 calendar days from February 5, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.


                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of DutchFork Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 9, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-KSB, without exhibits, for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the close of business on December 9, 2002 upon written request to Robert E. Livingston, III, Corporate Secretary, DutchFork Bancshares, Inc., 1735 Wilson Road, Newberry, South Carolina 29108.

     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

     Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                               By: /s/ Robert E. Livingston, III
                                                   -----------------------------
                                                   Robert E. Livingston, III
                                                   Corporate Secretary


Newberry, South Carolina
December 16, 2002

                                                                      APPENDIX A

                           DUTCHFORK BANCSHARES, INC.
                            CHARTER - AUDIT COMMITTEE


                                Mission Statement

     The Board of Directors (the "Board") of DutchFork Bancshares, Inc.'s (the "Company") has established an Audit Committee (the "Committee") to assist the Board of Directors in overseeing all material aspects of the Company's financial reporting, internal control and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The Committee's role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other Committee advisors.

                                  Organization

     Committee Composition. The Committee shall consist of at least three board members as determined by the Board, all of whom shall be independent of management and the Company and are free from any relationship, that in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. A Committee member may neither accept any consulting, advisory, or other compensatory fee from the Company nor be affiliated with the Company, or any of its subsidiaries except in his or her capacity as a member of the Board. Committee members shall meet the independence and financial expert requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission. Committee members shall not simultaneously serve on the audit committees of more than two public companies, including the Company. Committee appointments, including selection of the Committee chairperson, shall be approved annually by the full Board.

     Meetings. The Committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance.

     External Resources. The Committee shall be authorized to access internal and external resources, as the Committee requires, to carry out its responsibilities. The Committee shall be empowered to retain independent counsel and other advisors as it determines necessary to carry out its duties and to assist in the conduct of any investigation. The Company will provide the appropriate funding as determined by the Committee for the payment of compensation to auditors and advisors.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

     o The chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, the Board, external and internal auditors and legal counsel, as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the Committee that members of management, counsel, and the internal and external auditors, as applicable, participate in Committee meetings, as necessary, to carry out the Committee's responsibilities.

     o The Committee, with input from management and other key Committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

     o The Committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full Board.

     o The Committee shall make recommendations to the full Board regarding the compensation to be paid to the external auditors and its views regarding the retention of the external auditors for the upcoming fiscal year.

Review of the Internal Audit

     o The internal audit function shall be the responsibility of the Board through the Committee.

     o The Committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

     o If auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee.

     o The Committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

     o If the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the Committee and the committee shall inform the full Board, if, after its consideration, the Committee concurs with the judgment of the internal auditors.

     o The Committee shall have in place procedures for 1) receiving complaints regarding accounting, internal accounting controls, or auditing matters, and 2) the confidential, anonymous submission by employees of concerns regarding questionable accounting practices.

Review of the External Audit

     o The Committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the Committee.

     o The external auditors, in their capacity as independent public accountants, shall be responsible to the Committee as representatives of the stockholders.

     o The Committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are complete and consistent with the information known to Committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the Committee and reported to the full Board well in advance of the public release of the annual financial statements.

     o The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the external auditor.

     o The Committee shall be responsible for the appointment, compensation, and oversight of the independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee.

     o The Committee shall review any important recommendations from the external auditors on financial reporting, controls, or other matters, and management's response.

     o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the Committee and the Committee shall inform the full Board, if, after its consideration, the Committee concurs with the judgment of the external auditors.

     o The Committee shall ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

     o The Committee shall be responsible for approval of all non-audit services provided by the current independent auditor that are not otherwise disallowed herein, by law or regulation.

     o    The Committee shall review and approve all related-party transactions.

Reporting to Stockholders

     o The Committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements shall be discussed by the Committee well in advance of the public release of the interim financial statements and, if deemed appropriate in the discretion of the committee, reported to the full Board.

     o The Committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     o The Committee shall review all major financial reports in advance of filing or distribution, including the annual report.

     o The Committee shall annually provide a written summary report of the scope of its activities. This may be identical to the report and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the Committee. Such report shall be furnished to and approved by the full Board of directors prior to its inclusion in the proxy statement. The report will state whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1;
          (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB. The report appearing in the proxy statement shall avail itself of the safe harbors in paragraph (c) of Item 306 of Regulation S-B and paragraph (e)(v) of
          Schedule 14 A under the Exchange Act unless the full Board has determined, after being fully informed, that the report, or any portion thereof, be treated as "soliciting material" or "filed" under Regulation 14 A or 14 C or be incorporated into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     o The Company shall disclose that the Committee is governed by a written charter, a copy of which has been approved by the full Board. The Committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full Board. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

     o The Company shall also disclose in its proxy statement the independence of the Committee.

Regulatory Examinations

     o The Committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

     o The Committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full Board and others.

     o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                                 REVOCABLE PROXY
                           DUTCHFORK BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                February 5, 2003
                              2:00 p.m., Local Time
                        --------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert E. Livingston, James E. Wiseman and Steve P. Sligh with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of DutchFork Bancshares, Inc. (the "Company") which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on February 5, 2003, at 2:00 p.m., local time, at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina and at any and all adjournments of the meeting with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          J. Thomas Johnson and Dr. Robert W. Owen

          FOR                   VOTE WITHHELD             FOR ALL EXCEPT
          ---                   -------------             --------------

          [ ]                     [ ]                             [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


     2. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2003.

          FOR                   AGAINST                   ABSTAIN
          ---                   -------                   -------
          [ ]                     [ ]                       [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed only if signed and dated. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the

Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                       Dated:
                                            ------------------------------------


                                       -----------------------------------------
                                       SIGNATURE OF STOCKHOLDER


                                       -----------------------------------------
                                       SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of stockholders and of a proxy statement for the annual meeting and of an Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
                -----------------------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                    Newberry Federal Savings Bank Letterhead


Dear ESOP Participant:

     On behalf of the Board of Directors of DutchFork Bancshares, Inc. (the "Company"), I am forwarding to you a green vote authorization form for the matters to be voted on at the Annual Meeting of Stockholders of DutchFork Bancshares, Inc. on February 5, 2003, along with a Notice and Proxy Statement for the Company's Annual Meeting and a Company Annual Report. As a participant in the Newberry Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to instruct the trustee of the ESOP how to vote the shares of Company common stock allocated to your account in the ESOP.

     As a participant in the ESOP, you are entitled to vote all shares of Company common stock allocated to your account as of December 9, 2002. These allocated shares of Company common stock will be voted as directed by you, so long as your instructions are received by the ESOP Trustees by January 29, 2003. The ESOP Trustees, subject to their fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants' accounts.

     At this time, in order to direct the voting of the share of Common Stock allocated to your account under the ESOP, please complete and sign the enclosed green vote authorization form and return it in the enclosed postage-paid envelope no later than January 29, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or the Newberry Federal Savings Bank. The votes will be tallied by the ESOP trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

                                                 Sincerely,


                                                 /s/ J. Thomas Johnson
                                                 -------------------------------
                                                 J. Thomas Johnson
                                                 Chairman of the Board and Chief
                                                 Executive Officer

Name:----------------------
Shares: -------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

     I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares allocated to me of DutchFork Bancshares, Inc. (the "Company") common stock under the Newberry Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 5, 2003.

          Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          J.Thomas Johnson and Dr. Robert W. Owen

          FOR                   VOTE WITHHELD             ALL FOR EXCEPT
          ---                   -------------             --------------
          [ ]                       [ ]                        [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2003.

          FOR                   AGAINST                   ABSTAIN
          ---                   -------                   -------
          [ ]                      [ ]                      [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The ESOP Trustee is hereby authorized to vote any shares allocated to me in its trust capacity as indicated above.



Date                                       Signature
    --------------------------                      ----------------------------

     Please date, sign and return this form in the enclosed postage-paid envelope no later than January 29, 2003.

                    Newberry Federal Savings Bank Letterhead

Dear 401(k) Plan Participant:

     In connection with the Annual Meeting of Stockholders of DutchFork Bancshares, Inc. (the "Company") which is the parent holding company for Newberry Federal Savings Bank (the "Bank"), you may vote the shares of Company common stock ("Common Stock") held in the DutchFork Bancshares, Inc. Stock Fund ("Employer Stock Fund") and credited to your account under the Newberry Federal Savings Bank Employees' Savings and Profit Sharing Plan Trust ("401(k) Plan").

     On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form, provided for the purpose of conveying your voting instructions to the Bank of New York, an unrelated corporate trustee for the Employer Stock Fund (the "Employer Stock Fund Trustee"). The Employer Stock Fund Trustee will vote those shares of Company common stock held in the 401(k) Plan Trust. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on February 5, 2003 and a DutchFork Bancshares, Inc. Annual Report to Stockholders.

     As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to your account as of December 9, 2002, the record date for stockholders entitled to vote. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

     At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must complete and sign the enclosed yellow vote authorization form and return it in the accompanying postage-paid envelope by January 29, 2003. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company or the Bank.

                                      Sincerely,



                                      /s/ J. Thomas Johnson
                                      ------------------------------------------
                                      J. Thomas Johnson
                                      Chairman of the Board, President and Chief
                                      Executive Officer

Name:
     -------------------------
Shares:
       -----------------------


                             VOTE AUTHORIZATION FORM

     I understand that The Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares credited to me of DutchFork Bancshares, Inc. (the "Company") common stock under the DutchFork Bancshares, Inc. Stock Fund. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 5, 2003.

          Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

          J.Thomas Johnson and Dr. Robert W. Owen

          FOR                         VOTE WITHHELD        ALL FOR EXCEPT
          ---                         -------------        --------------
          [ ]                              [ ]                 [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


2. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2003.

          FOR                         AGAINST             ABSTAIN
          ---                         -------             -------
          [ ]                           [ ]                [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The Employer Stock Fund Trustee is hereby authorized to vote any shares credited to me in its trust capacity as indicated above.


Date                                  Signature
    -----------------------------              ---------------------------------
     Please date, sign and return this form in the enclosed postage-paid envelope no later than January 29, 2003.